                                         RECONSTITUTED SERVICING AGREEMENT

                  THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of
July, 2007 (the "Effective Date"), by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation
("Thornburg"), THORNBURG MORTGAGE FUNDING, INC. (the "Seller"), COUNTRYWIDE HOME LOANS SERVICING LP, as servicer
(the "Servicer"), LASALLE BANK NATIONAL ASSOCIATION, as Trustee under an amended and restated trust agreement (the
"Trustee"), on behalf of the Trust defined below and acknowledged by WELLS FARGO BANK, N.A., as master servicer (the "Master Servicer"), recites and provides as follows

                                                     RECITALS

                  WHEREAS, certain mortgage loans identified on Schedule I hereto (the "Mortgage Loans") were purchased by Thornburg from Countrywide Home Loans, Inc. ("Countrywide") and are being serviced by the Servicer, as assignee of Countrywide, pursuant to a Mortgage Loan Purchase and Servicing Agreement between Thornburg and
Countrywide, as seller, dated as of September 1, 2005 as amended by the Amendment Reg AB dated as of July 1, 2006 by and between Thornburg and Countrywide and by the Amendment Number Two dated as of June 19, 2006 by and between
Thornburg and Countrywide (the "Purchase and Servicing Agreement"), a copy of the relevant servicing provisions thereof is attached as Exhibit B hereto;

                  WHEREAS, Thornburg has transferred or is about to transfer the Mortgage Loans to the Seller pursuant to a Mortgage Loan Purchase Agreement dated as of July 1, 2007.

                  WHEREAS, the Seller has conveyed such Mortgage Loans to Structured Asset Mortgage Investments
II, Inc., a Delaware corporation ("SAMI II"), which in turn has conveyed the Mortgage Loans to Thornburg Mortgage
Securities Trust 2007-3 (the "Trust") on the Effective Date, pursuant to a sale and servicing agreement dated as of July 1, 2007 (the "Sale and Servicing Agreement"), among the Trust, Thornburg, as the initial seller and sponsor, the Master Servicer, the Seller, SAMI II, as the depositor (referred to herein as the "Depositor"),
Wells Fargo Bank, N.A., as securities administrator, and the Trustee, as indenture trustee and custodian.

                  WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances as set forth herein, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

                  WHEREAS, the Seller and the Servicer desire that the provisions of the Purchase and Servicing
Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a "Reconstitution Agreement" as defined under the Purchase and Servicing Agreement which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Sale and Servicing
Agreement;

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Thornburg, the
Seller, the Trustee and the Servicer hereby agree as follows:

                                                     AGREEMENT

                  1.       Definitions.  Capitalized terms used and not defined in this Agreement, including
Exhibit A hereto, shall have the meanings ascribed to such terms in the Purchase and Servicing Agreement, unless otherwise modified herein.

                  2.       Trust Cut-off Date.  The parties hereto acknowledge that by operation of Section 5.01 of the Purchase and Servicing Agreement, the remittance on August 20, 2007 to the Trust is to include principal due after July 1, 2007 (the "Trust Cut-off Date") plus interest at the Mortgage Loan Remittance Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date.

                  3.       Assignment and Assumption.  From and after the Effective Date, the Trust agrees to be bound as "Purchaser" by all of the terms, covenant, obligations and conditions under the Purchase and Servicing
Agreement, as modified herein, with respect to the Mortgage Loans other than with respect to any terms, covenants, obligations or conditions applicable to the "Purchaser" that arose prior to the Effective Date.

                  4.       Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Purchase and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Purchase and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.  The servicing fee for each Mortgage Loan is as set forth on the Mortgage Loan Schedule attached as Schedule I hereto.

                  5.       Master Servicing; Reports and Assessments; Termination of Servicer.  The Servicer
shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master
Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage
Loans, shall have the same rights as the Purchaser under the Purchase and Servicing Agreement to enforce the obligations of the Servicer under the Purchase and Servicing Agreement.  A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Purchase and
Servicing Agreement shall be delivered to the Master Servicer, and where such documents are required to be addressed to any party other than the Servicer, such addressee(s) shall include the Master Servicer and the
Master Servicer shall be entitled to rely on such documents.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon an Event of Default, as provided in Section
7.01 of the Purchase and Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Purchase and Servicing Agreement; it being understood that the Trust shall remain primarily liable for all obligations of "Purchaser" pursuant to the
Purchase and Servicing Agreement and this Agreement as of the Effective Date.  The parties to the Sale and
Servicing Agreement agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Sale and Servicing Agreement.  All parties herein acknowledge and agree that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trustee, the Trust and the Seller against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or Trustee, as applicable, or (ii) the failure of the trust fund's designee to perform the obligations of the Purchaser with respect to the Purchase and Servicing Agreement and this Agreement.

                  6.       Representations.

                           a.       The Trust warrants and represents to, and covenants with, the Seller and the Servicer that as of the date hereof;

                                    (1)     The Trust is a legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and the Trust has all requisite power and authority to acquire and own the Mortgage Loans;

                     (i)   The Trust has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Trust's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Trust's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Trust is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the
         Trust or its property is subject.  The execution, delivery and performance by the Trust of this
         Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Trust.  This Agreement has been duly executed and delivered by the Trust and, upon the due authorization, execution and delivery by the Trustee on behalf of the Trust, will constitute the valid and legally binding obligation of the Trust enforceable against the Trust in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

                     (ii)  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Trust in connection with the execution, delivery or performance by the Trust of this Agreement, or the consummation by it of the transactions contemplated hereby.

                           b.       The Servicer shall not be obligated or required to make any further representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Sale and Servicing Agreement and issuance of the Certificates pursuant thereto.  Notwithstanding anything to the contrary, the representations set forth in Section
3.02 of the Purchase and Servicing Agreement shall remain in full force and effect.  Further, the representations made in Section 3.01 of the Purchase and Servicing Agreement shall be deemed to be made as of the date of this Agreement.

                  7.       Indemnification.  The Trust shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable  and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to (a) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the
Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the Trust's or Trustee's obligations under the Purchase and Servicing Agreement and this
Agreement.

                  8.       Notices.  All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trust, the Trustee or the Master Servicer, on behalf of the Trustee, shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.  All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045-1951
                  Attention:  Master Servicing Department, TMST 2007-3
                  Telephone: (410) 884-2000
                  Telecopier: (410) 715-2380

                  All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Wells Fargo Bank, N.A.
                  ABA# 121-000-248
                  Account Name: SAS Clearing
                  Account No.  3970771416
                  FFC:  53170800; TMST 2007-3

                  All notices and other written information required to be delivered to the Trust or Trustee hereunder shall be delivered to the Trustee at the following address:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1511
                  Chicago, IL 60603
                  Attention:  TMST 2007-3
                  Telephone: (312) 904-6709
                  Facsimile: (312) 904-1368

         All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

                  Thornburg Mortgage Funding, Inc.
                  150 Washington Avenue, Suite 302
                  Santa Fe, New Mexico 87501
                  Attention: Deborah Burns (TMST 2007-3)
                  Telephone: (505) 467-5315
                  Facsimile:  (505) 467-5215

                  All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

                  Countrywide Home Loans Servicing, LP
                  450 American Way, MS SV3-A
                  Simi Valley, California 93065
                  Attention: Legal Department

                  With copy to:

                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, California  91302
                  Attention: Mr. Michael W. Schloessmann, Vice President

                  9.       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES EXCEPT FOR SECTION 5-1401 OF THE
GENERAL OBLIGATION LAW, WHICH SHALL APPLY HERETO.

                  10.      Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                  11.      Reconstitution.  The Seller and the Servicer agree that this Agreement is a
"Reconstitution Agreement" as defined in the Purchase and Servicing Agreement.

                  12.      REMIC Status.  The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

                  13.      Limitation of Liability:  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Trustee, not individually or personally but solely as the
Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trustee are made and intended not as personal representations, undertakings and agreements by Trustee but are made and intended for the purpose of binding only the Trust and the Trust is bound to such representations, warranties, covenants, undertakings and agreements, (c) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Trustee be personally liable for payment of any indemnity, indebtedness, fees or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by or on behalf of the Trust under this Agreement; provided, however, it is understood and acknowledged by the Trustee and the Trust that the
Trust shall remain primarily liable for all obligations, representations, warranties, covenants, undertakings and agreements of "Purchaser" set forth in the Purchase and Servicing Agreement and this Agreement.

                                          [NO FURTHER TEXT ON THIS PAGE]

                  Executed as of the day and year first above written.
                                                     THORNBURG MORTGAGE HOME LOANS, INC.,
                                                     as the initial seller

                                                     By:/s/ Deborah J. Burns
                                                              Deborah J. Burns
                                                              Senior Vice President

                                                     THORNBURG MORTGAGE FUNDING, INC.,
                                                     as Seller

                                                     By:/s/Nathan Fellers
                                                              Nathan Fellers
                                                              Senior Vice President

                                                     COUNTRYWIDE HOME SERVICING LP,
                                                     as Servicer

                                                     by COUNTRYWIDE GP, INC., its general partner

                                                     By:/s/Adam Gadsby
                                                              Adam Gadsby
                                                              First Vice President

                                                     LASALLE BANK NATIONAL ASSOCIATION,
                                                     not individually but solely as Trustee on behalf of
                                                     Thornburg Mortgage Securities Trust 2007-3,
                                                     the Trust

                                                     By:/s/ Rita Lopez
                                                     Name: Rita Lopez
                                                     Title: Vice President

Acknowledged By:

WELLS FARGO BANK, N.A.,
as Master Servicer

By:/s/ Carla S. Walker
Name: Carla S. Walker
Title: Vice President

                                                     EXHIBIT A

                               Modifications to the Purchase and Servicing Agreement

                  1.       The provisions of the Purchase and Servicing Agreement shall be applicable to the
Mortgage Loans, except as modified herein.

                  2.       The definition of "Business Day" in Article 1 is hereby amended as follows:

                  Business Day:  Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California,
                  Delaware, New York, Maryland, Minnesota, Illinois, Texas or Iowa are
                  authorized or obligated by law or executive order to be closed.

                  3.       The definition of "Escrow Account" in Article 1 is hereby amended as follows:

                  Escrow Account:  The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "Countrywide Home Loans
                  Servicing LP, as Servicer, in trust for the Trustee on behalf of Thornburg
                  Mortgage Securities Trust 2007-3."

                  4.       The definition of "Qualified Substitute Mortgage Loan" in Article 1 is hereby amended by the addition of the following language at the end of the first sentence thereof:

                  and (vi) qualify as a substitute Mortgage Loan under the Sale and Servicing
                  Agreement.

                  5.       Section 3.2(b) (Representations and Warranties Regarding Individual Mortgage Loans) is
hereby deleted and replaced as follows:

                  (b)      No Delinquencies or Advances.  All payments required to be made prior to the related Cut-off Date for such Mortgage Loans under the terms of the
                  Mortgage Note have been made; Countrywide has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loans; and
                  the delinquency history for the Mortgage Loans set forth on Exhibit D attached hereto is complete, true and correct in all material respects.

                  6.       Section 4.4 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is
hereby amended by replacing the phrase "in trust for Thornburg Mortgage Home Loans, Inc." in the first paragraph with the phrase "in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2007-3".

                  7.       Section 4.05 (Permitted Withdrawals From the Custodial Account) is hereby amended by deleting clause (b) and replacing it with the following:

                  (b)      to reimburse itself for each unreimbursed Monthly Advance provided, that with respect to any Mortgage Loan, Countrywide's right to reimbursement shall be limited to the funds collected by Countrywide from the related
                  Mortgagor or any other Person, including, but not limited to, Liquidation
                  Proceeds and Condemnation Proceeds, and with respect to REO Property, funds received as rental or similar income.  Countrywide's right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Trust;
                  provided however, that in the event that Countrywide determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from
                  Liquidation Proceeds with respect to such Mortgage Loan, Countrywide may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that Countrywide's right thereto shall be prior to the rights of the Trust;

                  8.       Section 4.6 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by deleting the language "in trust for Thornburg Mortgage Home Loans, Inc. and/or various mortgagors" in the first paragraph and replacing it with the phrase "in trust for the Trustee on behalf of Thornburg Mortgage
Securities Trust 2007-3".

                  9.       Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by:

                  (i)      deleting subsection (a) and replacing it with the following:

                  In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust.

                  (ii)     adding the following paragraph as the second paragraph of subsection (a):

                  Notwithstanding anything to the contrary contained in this Section 4.13, in the event Countrywide has actual notice of, or has actual knowledge that a
                  Mortgaged Property is contaminated by hazardous or toxic substances or wastes,
                  Servicer shall not, on behalf of the Trustee and Trust, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trust or Trustee would be considered to hold title to, to be a
                  "mortgagee-in-possession of", or to be an "owner" or "operator" of such
                  Mortgaged Property within the meaning of the Comprehensive Environmental
                  Response, Compensation and Liability act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                  (a)  such Mortgaged Property is in compliance with applicable environmental laws, or, if not, that it would be in the best economic interest of the Trust to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                  (b)  there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.

                  Upon completion of the audit, Countrywide shall provide the Trustee and the
                  Master Servicer with a copy of such audit.  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, Countrywide shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure, unless otherwise consented to by the Trustee on behalf of the Trust.  In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, Countrywide shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  The cost of the environmental audit report contemplated by this Section 4.13 shall be advanced by the
                  Servicer, subject to the Servicer's right to be reimbursed therefor from the
                  Custodial Account or Escrow Account as provided in the Purchase and Servicing
                  Agreement.

                  If the Servicer determines, as described above, that it is in the best economic interest of the Trust to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the
                  Servicer shall take such action as it deems to be in the best economic interest of the Trust; provided, however, that the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental audit report, together with the Servicing Advances and Monthly
                  Advances made by the Master Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the
                  Mortgaged Property.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefore from the Custodial Account or Escrow Account as provided in the Purchase and Servicing Agreement.

                  (iii)    by replacing the first paragraph of subsection (c) with the following:

                  Countrywide shall use its reasonable efforts to dispose of each REO Property as soon as possible and shall sell each REO Property in any event within three
                  (3) years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the
                  Mortgage Loans and the REO Property are held, or (b) Countrywide determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property and Countrywide, at its expense, obtains an extension of time from the
                  Internal Revenue Service to sell the REO Property or provides an opinion of counsel that the REMIC status is not affected if Countrywide has not disposed of the REO Property within such three (3) year period.  If a period longer than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, Countrywide shall report monthly to the
                  Master Servicer as to the progress being made in selling such REO Property.

                  10.      Section 5.1 (Periodic Reports to the Purchaser) is hereby amended by adding the following paragraph at the end of (a):

                  Countrywide agrees to include in its monthly report the information required by Exhibit C hereto in a format reasonably acceptable to the Master Servicer and Countrywide; provided that Countrywide will not be required to provide information regarding prepayment penalties to the extent such prepayments penalties are retained by Countrywide.

                  11.      Section 7.1 (Termination Due to an Event of Default) is hereby amended by replacing the words "five (5)" with "three (3)" in subsection (a)(1).

                  12.      New Section 8.16 (Termination of Rights and Obligations) is hereby added to read as follows:

                  All rights and obligations of the Master Servicer and the Trustee hereunder
                  (other than the right to indemnification and the indemnification obligations)
                  shall terminate upon termination of the Trust pursuant to the Amended and
                  Restated Trust Agreement.

                                                     EXHIBIT B

                           Servicing Provisions of the Purchase and Servicing Agreement

                        The following are excerpts of the relevant servicing provisions of:

MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENTThis Mortgage Loan Purchase and Servicing Agreement is made and entered into as of September 1, 2005 (the "Agreement"), between Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 ("Countrywide"), and Thornburg Mortgage Home Loans, Inc.,
having an address at 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501 (the "Purchaser").

                                                     ARTICLE I

                                                    DEFINITIONS

                  Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein.  Any capitalized term used or defined in a Trade Confirmation that conflicts with the corresponding definition set forth herein shall supersede such term.

                  Adjustable Rate Mortgage Loan:  Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such
Mortgage Note.

                  Agency:  Either Fannie Mae or Freddie Mac.

                  Agency Transfer:  The sale or transfer by the Purchaser of some or all of the Mortgage Loans to
Fannie Mae or to Freddie Mac, retaining Countrywide as "servicer" thereunder.

                  Agreement:  This Mortgage Loan Purchase and Servicing Agreement, including all exhibits and supplements hereto, and all amendments hereof.

                  Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged
Property is located to reflect the sale of the Mortgage to the Purchaser.

                  Bailee Letter:  The form of Bailee Letter attached hereto as Exhibit C that governs the temporary retention of the Collateral Files by the Custodian with respect to a Closing Date.

                  Balloon Mortgage Loan:  Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

                  Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of California, New York or Texas are authorized or obligated by law or executive order to be closed.

                  Cash Liquidation:  Recovery of all cash proceeds by Countrywide with respect to the termination of any defaulted Mortgage Loan other than a Mortgage Loan which became an REO Property, including all PMI
Proceeds, Other Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other payments or recoveries whether made at one time or over a period of time which Countrywide deems to be finally recoverable, in connection with the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

                  Closing:  The consummation of the sale and purchase of Mortgage Loan(s).

                  Closing Date:  The date on which the purchase and sale of Mortgage Loan(s) is consummated, as set forth in the Trade Confirmation.

                  Collateral Documents:  The collateral documents pertaining to each Mortgage Loan as set forth in Exhibit A hereto.

                  Collateral File:  With respect to each Mortgage Loan, a file containing each of the Collateral
Documents.

                  Condemnation Proceeds:  All awards or settlements in respect of a taking of all or a part of a
Mortgaged Property by exercise of the power of eminent domain or condemnation.

                  Conventional Mortgage Loan:  A Mortgage Loan that is not insured by the FHA or guaranteed by the VA.

                  Convertible Mortgage Loan:  Any Adjustable Rate Mortgage Loan that contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan in accordance with the terms of the related Mortgage Note.

                  Countrywide:  Countrywide Home Loans, Inc., or any successor or assign to Countrywide under this Agreement as provided herein.

                  Credit File:  The file retained by Countrywide that includes the mortgage loan documents delineated in Exhibit E attached hereto pertaining to a Mortgage Loan which Credit File may be maintained by
Countrywide on microfilm or any other comparable medium.

                  Credit Risk Manager:  The Purchaser.

                  Custodial Account:  The account or accounts created and maintained pursuant to Section 4.4, each of which shall be an Eligible Account.

                  Customary Servicing Procedures:  The procedures, including collection procedures, and care that
Countrywide customarily employs and exercises in servicing and administering mortgage loans for its own account and in accordance with accepted mortgage servicing practices of prudent lending institutions.

                  Cut-off Date:  The first day of the month in which the related Closing Date occurs or such other date as may be set forth in the related Trade Confirmation.

                  Determination Date:  The Business Day immediately preceding the related Remittance Date.

                  Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance
Date.

                  Eligible Account:  An account or accounts (i) (A) maintained with a depository institution the short term debt obligations of which are rated by Standard & Poor's, a division of McGraw-Hill companies,  in one of its two (2) highest rating categories at the time of any deposit therein, and (B) the deposits of which are insured up to the maximum permitted by the FDIC, or (ii) maintained with an institution and in a manner acceptable to Fannie Mae.

                  Escrow Account:  The separate trust account or accounts created and maintained pursuant to
Section 4.6, each of which shall be an Eligible Account.

                  Escrow Payments:  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the
Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

                  Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.1.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  Fannie Mae:  The Federal National Mortgage Association or any successor organization.

                  Fidelity Bond:  A fidelity bond to be maintained by Countrywide pursuant to Section 4.12.

                  Freddie Mac:  The Federal Home Loan Mortgage Corporation or any successor organization.

                  Interest Adjustment Date:  With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

                  LTV:  With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated
Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

                  Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due
Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, Condemnation Proceeds, PMI
Proceeds, Other Insurance Proceeds, proceeds of any REO Disposition or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                  Liquidation Proceeds:  Amounts, other than PMI Proceeds, Condemnation Proceeds and Other
Insurance Proceeds, received by Countrywide in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

                  LPMI Fee:  The portion of the Mortgage Interest Rate relating to an LPMI Loan, which is set forth on the related Trade Confirmation, to be retained by Countrywide to pay the premium due on the PMI Policy with respect to such LPMI Loan.

                  Master Servicer:  Wells Fargo Bank, N.A., its successor in interest or assign, or such other custodian that may be designated by the Purchaser from time to time.

                  Monthly Advance:  The advances made or required to be made by Countrywide on any Remittance
Date pursuant to Section 5.3.

                  Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first priority lien on an unsubordinated estate in fee simple in real property securing the Mortgage
Note or, in a jurisdiction in which the use of leasehold estates for residential properties is a widely accepted practice, a lien upon a leasehold estate of the Mortgagor, provided that the term of the leasehold expires at least five (5) years after the expiration of the term of the Mortgage.

                  Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loan:  Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan's inclusion on the related Lock Confirmation, which mortgage loan includes the Credit File, the
Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if
applicable), Government Insurance Proceeds (if applicable), Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto.

                  Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and the LPMI Fee, if applicable.

                  Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a
Mortgage.

                  Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note pursuant to the related Mortgage, and with respect to a Cooperative
Loan, the Cooperative Assets.

                  Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

                  Mortgagor:  The obligor on a Mortgage Note or a person who has executed a Mortgage.

                  Officer's Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, Authorized Signatory or General Manager of the Company, and
delivered to the Purchaser as required by this Agreement.

                  Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given.

                  Other Insurance Proceeds:  Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures.

                  Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly or privately traded, rated or unrated mortgage pass-through, pay-through or other mortgage-backed securities transaction retaining Countrywide as servicer or sub-servicer thereunder.

                  Payment Adjustment Date:  As to each Mortgage Loan, the date on which an adjustment to the
Monthly Payment on a Mortgage Note becomes effective.

                  Periodic Rate Cap:  With respect to each Adjustable Rate Mortgage Loan, the provision of each
Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect.

                  Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  PMI Policy:  A policy of private mortgage guaranty insurance relating to a Mortgage Loan and issued by a Qualified Insurer.

                  PMI Proceeds:  Proceeds of any PMI Policy.

                  Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a
Principal Prepayment in full or in part during the calendar month preceding the month of the related Remittance
Date, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal
Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

                  Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon (unless the
Trade Confirmation provides otherwise), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Period:  As to any Remittance Date, the calendar month preceding the month of distribution.

                  Purchaser:  The Person identified as the "Purchaser" in the preamble to this Agreement or its successor in interest or any successor or assign to the Purchaser under this Agreement as herein provided.  Any reference to "Purchaser" as used herein shall be deemed to include any designee of the Purchaser.

                  Qualified Substitute Mortgage Loan:  A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Countrywide and distributed to the Purchaser on the Remittance Date following the substitution); (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.2 hereof; (v)
shall be the same type of Mortgage Loan (i.e., a Convertible Mortgage Loan or a Fixed Rate Mortgage Loan).

                  Rating Agency:  Any of Fitch, Inc., Moody's Investors Service, Inc. or Standard & Poor's
Corporation, or their respective successors designated by the Purchaser.

                  Reconstitution Agreements:  The agreement or agreements entered into by the Purchaser,
Countrywide, an Agency or certain third parties on the Reconstitution Date(s) with respect to any or all of the
Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer, an Agency Transfer or a Whole Loan
Transfer as set forth in Section 9.1.  Such agreement provides for servicing compensation to Countrywide at least equal to the Servicing Fee due Countrywide in accordance with this Agreement.

                  REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the
Code.

                  Remittance Date:  The eighteenth (18th) day of any month, beginning with the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business
Day, the first Business Day immediately following.

                  REO Disposition:  The final sale by Countrywide of any REO Property or the transfer of the management of such REO Property to the Purchaser as set forth in Section 4.13.

                  REO Property:  A Mortgaged Property acquired by Countrywide on behalf of the Purchaser as described in Section 4.13.

                  Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by Countrywide of its servicing obligations, including the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, (iv) with respect to Government
Mortgage Loans, amounts advanced to the Purchaser for which Countrywide may be entitled to receive reimbursement from a government agency and (v) compliance with the obligations under this Agreement including Section 4.9.

                  Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to Countrywide, which shall, for a period of one full month, be equal to one-twelfth of the product of
(i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by Countrywide, or as otherwise provided herein.  Subject to the foregoing, and with respect to each Mortgage
Loan, Countrywide shall be entitled to receive its Servicing Fee through the disposition of any related REO
Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal
Balance of the related Mortgage Loan at the time of foreclosure.

                  Servicing Officer:  Any officer of Countrywide involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by Countrywide to Purchaser upon request, as such list may from time to time be amended.

                  Stated Principal Balance:  With respect to each Mortgage Loan as of any date of determination:
(i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Trade Confirmation:  A letter agreement executed by Countrywide and the Purchaser prior to the applicable Closing date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

                  Transaction Documents:  The Trade Confirmation and this Agreement.

                  Updated LTV:  With respect to any Mortgage Loan, the outstanding principal balance of such
Mortgage Loan as of the date of determination divided by the value of the related Mortgaged Property as determined by a recent appraisal of the Mortgaged Property.

                  Whole Loan Transfer:  The sale or transfer by the Purchaser of some or all of the Mortgage
Loans in a whole loan format.

                                                    ARTICLE IV

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.1.  Countrywide to Act as Servicer.  Countrywide, as independent contract servicer, shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with the terms of this
Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Countrywide may deem necessary or desirable and consistent with the terms of this Agreement. In servicing and administering the Mortgage Loans, Countrywide shall employ procedures in accordance with the Customary Servicing Procedures.

                  In accordance with the terms of this Agreement, Countrywide may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in Countrywide's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that
Countrywide shall not permit any modification with respect to any Mortgage Loan that would decrease the Mortgage
Interest Rate (other than by adjustments required by the terms of the Mortgage Note), result in the denial of coverage under a PMI Policy, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make future advances or extend the final maturity date on such Mortgage Loan without the Purchaser's consent.  Countrywide may permit forbearance or allow for suspension of Monthly Payments for up to one hundred and eighty (180) days if the Mortgagor is in default or
Countrywide determines in its reasonable discretion, that default is imminent and if Countrywide determines that granting such forbearance or suspension is in the best interest of the Purchaser.  If any modification, forbearance or suspension permitted hereunder allows the deferral of interest or principal payments on any
Mortgage Loan, Countrywide shall include in each remittance for any month in which any such principal or interest payment has been deferred (without giving effect to such modification, forbearance or suspension) an amount equal to such month's principal and one (1) month's interest at the Mortgage Loan Remittance Rate on the then unpaid principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to Section 5.3.  Without limiting the generality of the foregoing,
Countrywide shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by Countrywide, the Purchaser shall furnish Countrywide with any powers of attorney and other documents necessary or appropriate to enable Countrywide to carry out its servicing and administrative duties under this Agreement.

                  If requested by the Credit Risk Manager, Countrywide, during its normal business hours, will respond to reasonable inquiries transmitted by the Credit Risk Manager in connection with any Mortgage Loan that is at least thirty (30) days delinquent, an REO Property, or a Liquidated Loan; provided, however, Countrywide shall only provide information that is readily accessible and available to Countrywide.

                  Section 4.2.  Collection of Mortgage Loan Payments.  Countrywide shall make reasonable efforts, in accordance with the Customary Servicing Procedures, to collect all payments due under each Mortgage Loan to the extent such procedures shall be consistent with this Agreement, the terms and provisions of any related PMI
Policy, and applicable law.

                  Section 4.3.  Realization Upon Defaulted Mortgage Loans.

                           (a)      Foreclosure.  Countrywide shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  Countrywide shall use reasonable efforts to realize upon defaulted Mortgage Loans, in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which
Mortgaged Property shall have suffered damage, Countrywide shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Countrywide through PMI Proceeds, Other
Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. Countrywide shall notify the
Purchaser in writing of the commencement of foreclosure proceedings.  Such notice may be contained in the reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement, and as otherwise requested by the Purchaser.  Countrywide shall be responsible for all costs and expenses incurred by it in any foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from proceeds from the related Mortgaged Property.

                  If any Mortgage Loan is more than forty-five (45) days delinquent in payment, Countrywide shall inspect the related Mortgaged Property within not more than thirty (30) days after such Mortgage Loan has become so delinquent.

                  Section 4.4.  Establishment of Custodial Accounts; Deposits in Custodial Accounts.  Countrywide
shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Countrywide in trust for Thornburg Mortgage Home Loans,
Inc." Countrywide shall provide the Purchaser with written evidence of the creation of such Custodial Account(s)
upon the request of the Purchaser in a form attached hereto as Exhibit H.

                  Countrywide shall deposit in the Custodial Account within two (2) Business Days, and retain therein, the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

                           (a)      all payments on account of principal, including Principal Prepayments, on the
Mortgage Loans;

                           (b)      all payments on account of interest on the Mortgage Loans, adjusted to the
Mortgage Loan Remittance Rate;

                           (c)      all proceeds from a Cash Liquidation;

                           (d)      all PMI Proceeds and Other Insurance Proceeds, including amounts required to be deposited pursuant to Sections 4.8, 4.10 and 4.11, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures, the loan documents or applicable law;

                           (e)      all Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with Customary Servicing Procedures, the loan documents or applicable law;

                           (f)      all Monthly Advances;

                           (g)      all proceeds of any Mortgage Loan repurchased in accordance with Section 3.3 or 3.4, and any amount required to be deposited by Countrywide in connection with any shortfall in principal amount of the Qualified Substitute Mortgage Loans and the repurchased Mortgage Loans as required pursuant to
Section 3.3;

                           (h)      any amounts required to be deposited by Countrywide pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy (such deposit shall be made from
Countrywide's own funds, without reimbursement therefor);

                           (i)      the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide's own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of (a) one-twelfth of the product of (i) 0.25% and (ii) the Stated
Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans);

                           (j)      any amounts required to be deposited by Countrywide in connection with any REO
Property pursuant to Section 4.13;

                           (k)      principal prepayment penalties, if any and if applicable pursuant to the
Purchase Confirmation or the Trade Confirmation; and

                           (l)      any other amounts required to be deposited by Countrywide pursuant to the terms of this Agreement.

                  The foregoing requirements for deposit in the Custodial Account are exclusive.  The Purchaser understands and agrees that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment penalties and assumption fees (to the extent permitted by Section 4.16) need not be deposited by Countrywide in the Custodial Account.  Any interest paid by the depository institution on funds deposited in the Custodial Account shall accrue to the benefit of Countrywide and Countrywide shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.5(d).

                  Section 4.5.  Permitted Withdrawals From the Custodial Account.  Countrywide may, from time to time, withdraw funds from the Custodial Account for the following purposes:

                           (a)      to make payments to the Purchaser in the amounts and in the manner provided for in Sections 5.1 and 5.3;

                           (b)      to reimburse itself for Monthly Advances (Countrywide's reimbursement for
Monthly Advances shall be limited to amounts received on the related Mortgage Loan (or to amounts received on the
Mortgage Loans as a whole if the Monthly Advance is made due to a shortfall in a Monthly Payment made by a
Mortgagor entitled to relief under the Soldiers' and Sailors' Civil Relief Act of 1940) which represent Late
Collections, net of the related Servicing Fee, if applicable.  Countrywide's right to reimbursement hereunder shall be prior to the rights of the Purchaser, except that, where Countrywide is required to repurchase a
Mortgage Loan pursuant to Section 3.3 or 3.4, Countrywide's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans.  Notwithstanding the foregoing, Countrywide may reimburse itself for Monthly
Advances from any funds in the Custodial Account if it has determined that such funds are nonrecoverable advances or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser);

                           (c)      to reimburse itself for unreimbursed Servicing Advances and any unpaid
Servicing Fees (Countrywide's reimbursement for Servicing Advances and/or Servicing Fees hereunder with respect to any Mortgage Loan shall be limited to proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation
Proceeds, PMI Proceeds, and Other Insurance Proceeds; provided, however, that Countrywide may reimburse itself for Servicing Advances and Servicing Fees from any funds in the Custodial Account if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser;

                           (d)      to pay to itself as servicing compensation (i) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (ii)
the Servicing Fee and the LPMI Fee, if applicable, from that portion of any payment or recovery of interest on a particular Mortgage Loan;

                           (e)      to pay to itself, with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.3 or 3.4, all amounts received but not distributed as of the date on which the related
Repurchase Price is determined;

                           (f)      to reimburse itself for any amounts deposited in the Custodial Account in error; and

                           (g)      to clear and terminate the Custodial Account upon the termination of this
Agreement.

                  Section 4.6.  Establishment of Escrow Accounts; Deposits in Escrow Accounts.  Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow
Payments separate and apart from any of its own funds and general assets and shall establish and maintain one (1)
or more Escrow Accounts in the form of time deposit or demand accounts, which accounts shall be Eligible
Accounts, and shall be titled "Countrywide in trust for Thornburg Mortgage Home Loans, Inc. and/or various mortgagors."  Countrywide shall provide the Purchaser with written evidence of the creation of such Escrow
Account(s) upon the request of the Purchaser in a form attached hereto as Exhibit H.

                  Countrywide shall deposit in the Escrow Account(s) within two (2) Business Days, and retain therein, (a) all Escrow Payments collected on account of the Mortgage Loans, and (b) all Other Insurance Proceeds
that are to be applied to the restoration or repair of any Mortgaged Property.  Countrywide shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes in accordance with Section 4.7.  Countrywide shall be entitled to retain any interest paid by the depository institution on funds deposited in the Escrow Account except interest on escrowed funds required by law to be paid to the Mortgagor.  Countrywide shall pay, from its own funds, Mortgagor interest on the escrowed funds at the rate required by law notwithstanding that the Escrow Account is non-interest bearing or the interest paid by the depository institution thereon is insufficient to pay the Mortgagor interest at the rate required by law.

                  Section 4.7.  Permitted Withdrawals From Escrow Account.  Countrywide may, from time to time, withdraw funds from the Escrow Account(s) for the following purposes: (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, PMI Policy premiums, if applicable, and comparable items; (b) to reimburse Countrywide for any Servicing Advance made by Countrywide with respect to a related Mortgage Loan; provided, however, that such reimbursement shall only be made from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder; (c) to refund to the Mortgagor any funds as may be determined to be overages; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the Mortgaged
Property; (f) to pay to Countrywide, or to the Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account; (g) to reimburse itself for any amounts deposited in the Escrow Account in error; or (h) to clear and terminate the Escrow Account on the termination of this Agreement.

                  Section 4.8.  Transfer of Accounts.  Countrywide may transfer the Custodial Account or the
Escrow Account to a different depository institution from time to time provided that such Custodial Account and
Escrow Account shall at all times be Eligible Accounts.  Countrywide shall provide the Purchaser with written evidence of the transfer of such Custodial Account or Escrow Account upon the request of the Purchaser in a form attached hereto as Exhibit H, as applicable.

                  Section 4.9.  Payment of Taxes, Insurance and Other Charges; Maintenance of PMI Policies;
Collections Thereunder.  With respect to each Mortgage Loan, Countrywide shall maintain accurate records reflecting the status of (a) ground rents, taxes, assessments, water rates and other charges that are or may become a lien upon the Mortgaged Property; (b) primary mortgage insurance premiums; and (c) fire and hazard insurance premiums.  Countrywide shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable using Escrow Payments which shall have been estimated and accumulated by Countrywide in amounts sufficient for such purposes. To the extent that the Mortgage does not provide for Escrow Payments, Countrywide shall determine that any such payments are made by the
Mortgagor at the time they first become due.  Countrywide assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills, irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.

                  Countrywide will maintain in full force and effect, a PMI Policy conforming in all respects to the description set forth in Section 3.2(v), issued by an insurer described in that Section, with respect to each
Mortgage Loan for which such coverage is herein required.  Such coverage will be maintained until the LTV or the
Updated LTV of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a LTV at origination in excess of 80%, unless otherwise required by applicable law.  Countrywide will not cancel or refuse to renew any PMI Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement PMI Policy is obtained from and maintained with an insurer that is approved by Fannie Mae.
Countrywide shall not take any action that would result in non-coverage under any applicable PMI Policy of any loss that, but for the actions of Countrywide, would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.16, Countrywide shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, Countrywide shall obtain a replacement PMI Policy as provided above.  Countrywide will, as applicable and necessary, prepare and present, on behalf of itself and the
Purchaser, claims under any PMI Policy in accordance with the terms thereof.

                  Unless otherwise provided in the related Purchase Confirmation, no Mortgage Loan has in effect as of the Closing Date any mortgage pool insurance policy or other credit enhancement, except for any PMI Policy, as applicable (excluding such exception, the "Credit Enhancement"), and Countrywide shall not be required to take into consideration the existence of any such Credit Enhancement for the purposes of performing its servicing obligations hereunder, unless such Credit Enhancement is provided for in the related Trade Confirmation and then to the extent set forth therein.  If the Purchaser shall at any time after the related Closing Date notify
Countrywide in writing of its desire to obtain any such Credit Enhancement, the Purchaser and Countrywide shall thereafter negotiate in good faith for the procurement and servicing of such Credit Enhancement.

                  Section 4.10.  Maintenance of Hazard Insurance.  Countrywide shall cause to be maintained, for each Mortgage Loan, fire and hazard insurance with extended coverage as is customary in the area where the
Mortgaged Property is located in an amount that is equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan or (b) the greater of (i) the unpaid principal balance of the Mortgage
Loan, and (ii) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer, provided however, that Countrywide shall not require fire and hazard insurance in an amount in excess of that permitted by applicable law.  If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, Countrywide shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Administration program (or any successor thereto) with a generally acceptable insurance carrier and with coverage in an amount not less than the lesser of (x) the unpaid principal balance of the Mortgage Loan; (y) the maximum insurable value of the improvements securing such Mortgage Loan; or (z) the maximum amount of insurance which is available under the
National Flood Insurance Reform Act of 1994.  Countrywide shall also maintain on REO Property, (1) fire and hazard insurance with extended coverage in an amount that is not less than the maximum insurable value of the improvements that are a part of such property; (2) liability insurance; and (3) to the extent required and available under the National Flood Insurance Reform Act of 1994, flood insurance in an amount as provided above.
Countrywide shall deposit in the Custodial Account all amounts collected under any such policies except (A)
amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property and (B) amounts to be released to the Mortgagor in accordance with Customary Servicing
Procedures.  The Purchaser understands and agrees that no earthquake or other additional insurance on property acquired in respect of the Mortgage Loan shall be maintained by Countrywide or Mortgagor.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to Countrywide, its successors and/or assigns, and shall provide for at least thirty (30) days prior written notice to Countrywide of any cancellation, reduction in the amount of coverage or material change in coverage. Countrywide shall not interfere with the
Mortgagor's freedom of choice in selecting either the insurance carrier or agent; provided, however, that
Countrywide shall only accept insurance policies from insurance companies acceptable to Fannie Mae and licensed to do business in the state wherein the property subject to the policy is located.

                  Countrywide shall promptly notify the Purchaser of any loss or damage by fire, or from any other cause, to the Property that results in a claim for $10,000 or more, and will not make any agreement with respect to the rehabilitation of the Mortgaged Property without the written consent of the Purchaser.
Countrywide's notification may include a recommendation as to the proposed nature and cost of repairs.  If necessary, Countrywide shall notify the insured under the applicable policy and the insurer under any applicable
PMI Policy, and shall determine that all required inspections have been made and that the necessary determinations of the adequacy of the proposed repairs be obtained before repair work commences.  Countrywide shall send the Purchaser, to the extent available, copies of all inspection reports and other reports with respect thereto, any of which may be in an electronic format.

                  Section 4.11.  Maintenance of Mortgage Impairment Insurance.  If Countrywide  obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans issued by an issuer that has a Best rating of A:V, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, Countrywide shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10.  If such blanket policy contains a deductible clause and there shall not have been maintained on the related Mortgaged Property or
REO Property an additional individual policy complying with Section 4.10, upon the occurrence of a loss that would have been covered by such individual policy, Countrywide shall deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as servicer of the Mortgage Loans, Countrywide agrees to prepare and present, on behalf of the
Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.
Upon the Purchaser's request, Countrywide shall cause to be delivered to the Purchaser a true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior notice to the Purchaser.

                  Section 4.12.  Fidelity Bond; Errors and Omissions Insurance.  Countrywide shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy with responsible companies, with broad coverage of all officers, employees or other persons acting in any capacity with regard to the
Mortgage Loan who handle funds, money, documents or papers relating to the Mortgage Loan.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure Countrywide against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of its officers, employees and agents.  Such Fidelity Bond shall also protect and insure
Countrywide against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 shall diminish or relieve Countrywide from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae for an approved seller/servicer.  Upon the Purchaser's request, Countrywide shall cause to be delivered to the
Purchaser, a copy of such fidelity bond and errors and omissions insurance policy and a statement from the surety and insurer that such bond and insurance policy shall in no event be terminated without thirty (30) days prior written notice to the Purchaser.

                  Section 4.13.  Title, Management and Disposition of REO Property.

                           (a)      Title.  In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of
Countrywide for the benefit of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Countrywide from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person(s)
holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

                           (b)      Management.  Countrywide shall either itself or through an agent selected by
Countrywide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account.  Countrywide shall cause each REO
Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances.  Countrywide shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Credit
File and copies thereof shall be forwarded by Countrywide to the Purchaser within five (5) days of the
Purchaser's request therefor.  Countrywide shall attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as Countrywide deems to be in the best interest of the Purchaser.  Countrywide shall deposit, or cause to be deposited, within two (2) Business Days of receipt, in the Custodial Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of Countrywide.
Notwithstanding anything contained in this Agreement to the contrary, upon written notice to Countrywide, the
Purchaser may elect to assume the management and control of any REO Property; provided, however, that prior to giving effect to such election, the Purchaser shall reimburse Countrywide for all previously unreimbursed or unpaid Monthly Advances, Servicing Advances and Servicing Fees related to such REO Property.

                           (c)      Disposition.  Countrywide shall use reasonable efforts to dispose of each REO
Property as soon as possible and shall sell each REO Property no later than one (1) year after title to such REO
Property has been obtained, unless Countrywide determines, and gives an appropriate notice to the Purchaser, that a longer period is necessary for the orderly disposition of any REO Property.  If a period longer than one (1)
year is necessary to sell any REO Property, Countrywide shall, if requested by the Purchaser, report monthly to the Purchaser as to the progress being made in selling such REO Property.

                  Each REO Disposition shall be carried out by Countrywide at such price and upon such terms and conditions as Countrywide deems to be in the best interest of the Purchaser, provided that if the price is less than ninety-five percent (95%) of the outstanding principal balance of such Mortgage Loan, Countrywide must obtain the Purchaser's prior written consent.  If, as of the date title to any REO Property was acquired by
Countrywide, there were outstanding unreimbursed Servicing Advances, Monthly Advances or Servicing Fees with respect to the REO Property or the related Mortgage Loan, Countrywide, upon an REO Disposition of such REO
Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Monthly Advances and Servicing Fees from proceeds received in connection with such REO Disposition. The proceeds from the REO
Disposition, net of any payment to Countrywide as provided above, shall be deposited in the Custodial Account and distributed to the Purchaser in accordance with Section 5.1.

                           (d)      REO Statement.  On a monthly basis, with respect to any REO Property,
Countrywide shall furnish to the Purchaser a statement covering Countrywide's efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month.

                           (e)      Countrywide, upon obtaining knowledge thereof, shall promptly notify the
Purchaser of any vacancy in a Mortgaged Property or abandonment thereof, of any waste committed thereon, of any failure on the part of the Mortgagor to keep a Mortgaged Property in good condition and repair, or of any permanent or substantial injury to a Mortgaged Property caused by unreasonable use, in each case resulting in the material diminution of the security for the Mortgage Loan.  Countrywide shall promptly notify the Purchaser upon learning of any state insolvency or federal bankruptcy proceedings in which any Mortgagor is seeking relief or is defendant debtor, or of the death or incapacity of any Mortgagor or guarantor.

                  Section 4.14.  Notification of Adjustments.  With respect to each Adjustable Rate Mortgage
Loan, Countrywide shall adjust the Mortgage Interest Rate on the related Interest Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note.
Countrywide shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  Countrywide shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by Countrywide or the Purchaser that Countrywide has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and
Mortgage, Countrywide shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Purchaser thereby without reimbursement therefor.

                  Section 4.15.  Notification of Maturity Date.  With respect to each Balloon Mortgage Loan,
Countrywide shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date and final balloon payment.

                  Section 4.16.  Assumption Agreements.  Countrywide shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any
"due-on-sale" clause to the extent permitted by law; provided, however, that Countrywide shall not exercise any such right if prohibited from doing so by law or the terms of the Mortgage Note or if the exercise of such right would impair or threaten to impair any recovery under the related PMI Policy, if any.  If Countrywide reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, Countrywide shall, unless instructed otherwise in writing by the Purchaser within three (3) Business Days of the Purchaser's receipt of notice from Countrywide, enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Section 4.16, the Purchaser authorizes Countrywide, with the prior written consent of the primary mortgage insurer, if any, to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related
Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

                  In connection with any such assumption or substitution of liability, Countrywide shall follow the underwriting practices and procedures employed by Countrywide for mortgage loans originated by Countrywide for its own account in effect at the time such assumption or substitution is made.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the term of the
Mortgage Loan and the outstanding principal amount of the Mortgage Loan shall not be changed.  Countrywide shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding anything to the contrary contained herein, Countrywide shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a
Mortgage Loan by operation of law or any assumption that Countrywide may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 4.16, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  Section 4.17.  Satisfaction of Mortgages and Release of Collateral Files.  Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the Purchaser or its designee.
Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 4.4, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by the
Purchaser.  Upon receipt of such notice and request, the Purchaser, or its designee, shall within five (5)
Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release.  In the event that the Purchaser fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide's request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

                  In the event Countrywide satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, Countrywide, upon written demand, shall remit to the Purchaser the then unpaid principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  Countrywide shall maintain the Fidelity Bond insuring Countrywide against any loss it may sustain with respect to any
Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  From time to time and as appropriate for the servicing or foreclosure of a Mortgage Loan, including for the purpose of collection under any PMI Policy, the Purchaser shall, within five (5) Business Days of Countrywide's request and delivery to the Purchaser, or the Purchaser's designee, of a servicing receipt signed by a Servicing Officer, release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee.  Pursuant to the servicing receipt, Countrywide shall be obligated to return to the Purchaser the related Collateral File when Countrywide no longer needs such file, unless the
Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event that the Purchaser fails to release or cause to be released to Countrywide the portion of the Collateral
File held by the Purchaser or its designee within five (5) Business Days of Countrywide's request therefor, the
Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  Upon receipt of notice from
Countrywide stating that such Mortgage Loan was liquidated, the Purchaser shall release Countrywide from its obligations under the related servicing receipt.

                  Section 4.18.  Servicing Compensation.  As compensation for its services hereunder, Countrywide shall be entitled to withdraw from the Custodial Account, or to retain from interest payments on the Mortgage
Loans, the amounts provided for as Servicing Fees.  Additional servicing compensation in the form of assumption fees (as provided in Section 4.16), late payment charges, prepayment penalties or otherwise shall be retained by
Countrywide to the extent not required to be deposited in the Custodial Account.  Countrywide shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  Section 4.19.  Designation of a Master Servicer.  The Purchaser hereby appoints and designates the Master Servicer (such action, the "Appointment") of all of the Mortgage Loans subject to this Agreement.
Countrywide shall correspond and communicate solely with the Master Servicer, as if the Master Servicer were the
Purchaser hereunder.  Furthermore, the Master Servicer shall have all rights as designee of the Purchaser to enforce the representations and warranties, and all other covenants, and conditions set forth in this Agreement, including the right to indemnification, and Countrywide shall follow the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Purchaser.  The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of the
Purchaser, and shall furthermore be empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Purchaser's designee hereunder, and such amendments or modifications shall be binding upon the Purchaser.  All amounts due hereunder shall be remitted to the Master Servicer in accordance with the Master Servicer's instructions.  The Master Servicer shall not assume any of the liabilities of the
Purchaser under this Agreement; provided however, the Purchaser shall remain liable under the terms of this
Agreement.

                  Countrywide shall treat the Master Servicer as the Purchaser under this Agreement in accordance with the provisions of this Section unless and until Countrywide receives written notice from the then current
Purchaser under this Agreement that the then current Purchaser has terminated the Master Servicer (such notice, the "Master Servicer Termination").  Upon receipt of the Master Servicer Termination, Countrywide shall no longer recognize or deal with the Master Servicer as the Purchaser's designee hereunder, but shall instead deal directly with the then current Purchaser, or such other designee appointed by the Purchaser by Appointment in accordance with this Section.

                  Neither Countrywide nor any of the officers, employees or agents of Countrywide shall be under any liability to the Purchaser for any action taken, or for refraining from taking any action, in good faith pursuant to this Section 4.19, or for errors in judgment.  Countrywide and any officer, employee or agent of
Countrywide may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder.  This Section 4.19 shall be subject to the provisions of Section
8.7.

                                                     ARTICLE V

                                       PROVISIONS OF PAYMENTS AND REPORTS TO
                                                     PURCHASER

                  Section 5.1.  Distributions.  On each Remittance Date, Countrywide shall distribute to the
Purchaser (a) all amounts credited to the Custodial Account as of the close of business on the preceding
Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.5;
plus (b) all Monthly Advances, if any, that Countrywide is obligated to distribute pursuant to Section 5.3; minus
(c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period;
minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.  It is understood that, by operation of Section 4.4, the remittance on the first
Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (b),
(c) and (d) above.  Each distribution shall be made by wire or other electronic funds transfer of immediately available funds to the account of the Purchaser.

                  With respect to any remittance to the Purchaser made by Countrywide after the second Business
Day following the Business Day on which such remittance was due, Countrywide shall pay to the Purchaser interest on such late remittance at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Chemical Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by Countrywide on the date such late remittance is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such late remittance is made, both inclusive.  Such interest shall be remitted along with the remittance payable to the Purchaser on the next succeeding Remittance Date.

                  Section 5.2.  Periodic Reports to the Purchaser.

                           (a)      Monthly Reports.  Not later than the tenth (10th) calendar day of each month,
Countrywide shall furnish to the Purchaser via any electronic medium, or such other format mutually agreed to by
Countrywide and the Purchaser, a monthly report in a form attached hereto as Exhibit I, which report shall include with respect to each Mortgage Loan the following loan-level information: (i) the scheduled balance as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor's account during the related Principal Prepayment Period, and (iii) the delinquency and bankruptcy status of the Mortgage Loan, if applicable.

                           (b)      Miscellaneous Reports.  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, Countrywide shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, which report may be included with any other reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this
Agreement. With respect to any REO Property, and upon the request of the Purchaser, Countrywide shall furnish to the Purchaser a statement describing Countrywide's efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement.  Countrywide shall also provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and as the Purchaser may reasonably request from time to time.  The Purchaser agrees to pay for all reasonable out-of-pocket expenses incurred by
Countrywide in connection with complying with any request made by the Purchaser hereunder if such information is not customarily provided by Countrywide in the ordinary course of servicing mortgage loans similar to the
Mortgage Loans.

                  Section 5.3.  Monthly Advances by Countrywide.  Not later than the close of business on the
Determination Date preceding each Remittance Date, Countrywide shall deposit in the Custodial Account an amount equal to all payments not previously advanced by Countrywide, whether or not deferred pursuant to Section 5.1, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date.  Notwithstanding anything to the contrary herein, Countrywide may use amounts on deposit in the Custodial Account for future distribution to the
Purchaser to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence.
To the extent Countrywide uses any funds being held for future distribution to the Purchaser to satisfy its obligations under this Section 5.3, Countrywide shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Purchaser pursuant to Section 5.1.

                  Countrywide's obligation to make such advances as to any Mortgage Loan will continue through the earliest of:  (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (b) the
Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds, Other Insurance
Proceeds or Condemnation Proceeds which, in the case of Other Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan; or (c) the Remittance Date prior to the date the Mortgage
Loan is converted to REO Property.  In no event shall Countrywide be obligated to make an advance under this
Section 5.3 if at the time of such advance it reasonably determines that such advance will be unrecoverable.  If
Countrywide determines that an advance, if made, would be unrecoverable, Countrywide shall detail the reasons for such determination in an officer's certificate which shall be delivered to the Purchaser.

                  Section 5.4.  Annual Statement as to Compliance.  Countrywide shall deliver to the Purchaser on or before March 15th of each year, beginning in the year following the initial Closing Date, an Officers'
Certificate stating, as to each signatory thereof, that (a) a review of the activities of Countrywide during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (b) to the best of such officers' knowledge, based on such review, Countrywide has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.
Countrywide shall provide the Purchaser with copies of such statements upon request.

                  Section 5.5.  Annual Independent Certified Public Accountants' Servicing Report.  On or before
March 15th of each year, beginning in the year following the Closing Date, Countrywide at its expense shall cause a firm of independent public accountants, which is a member of the American Institute of Certified Public
Accountants, to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to Countrywide's servicing of mortgage loans of the same type as the Mortgage Loans, pursuant to this Agreement or servicing agreements substantially similar to this Agreement, and that, on the basis of such examination, conducted substantially in accordance with the Uniform Single Audit Program for
Mortgage Bankers, such firm is of the opinion that Countrywide's servicing has been conducted in compliance with this Agreement or such servicing agreements examined pursuant to this Section 5.5 except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement.  Countrywide shall provide the Purchaser with copies of such statements.

                  Section 5.6.  Purchaser's Access to Countrywide's Records.  The Purchaser, its agents, contractors, or regulators shall have access upon reasonable notice to Countrywide, during business hours or at such other times as might be reasonable under applicable circumstances, to any and all of the books and records of Countrywide that relate to the performance or observance by Countrywide of the terms, covenants or conditions of this Agreement.  Further, Countrywide hereby authorizes the Purchaser, in connection with a sale of the
Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of
Countrywide, or its parent company, prepared by or at the request of Countrywide for the most recently completed three (3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations.  Countrywide also agrees to make available to the Purchaser, its agents, contractors, regulators, or any prospective purchaser, upon reasonable notice and during normal business hours, a knowledgeable financial or accounting officer for the purpose of answering questions respecting Countrywide's ability to perform under this Agreement.
The Purchaser agrees to reimburse Countrywide for any reasonable out-of-pocket costs incurred by Countrywide in connection with its obligations under this Section 5.6.

                                                    ARTICLE VI

                                             COVENANTS BY COUNTRYWIDE

                  Section 6.1.  Additional Indemnification by Countrywide.  In addition to the indemnification provided in Section 3.3(d), Countrywide shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys' fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Countrywide to perform its obligations hereunder including its obligations to service and administer the Mortgage Loans in compliance with the terms of this Agreement. Notwithstanding the foregoing, the Purchaser shall indemnify Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to (a) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Purchaser, or (b) the failure of the Purchaser to perform its obligations hereunder, including subsections (i) and (ii) in Section 6.4.

                  Section 6.2.  Third Party Claims.  Countrywide and the Purchaser shall immediately notify the other if a claim is made upon such party by a third party with respect to this Agreement or the Mortgage Loans.
Upon the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, Countrywide shall assume the defense of any such claim and pay all expenses in connection therewith, including attorneys'
fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the
Purchaser in respect of such claim. The Purchaser shall promptly reimburse Countrywide for all amounts advanced by it pursuant to the preceding sentence except when as a result of such claim Countrywide is otherwise required to indemnify the Purchaser pursuant to Section 3.3 or 6.1 hereof.

                  Section 6.3.  Merger or Consolidation of Countrywide.  Countrywide shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its duties under this Agreement.

                  Notwithstanding anything to the contrary contained herein, any Person into which Countrywide may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which
Countrywide shall be a party, or any Person succeeding to the business of Countrywide, shall be the successor of
Countrywide hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified to service mortgage loans on behalf of Fannie Mae.

                  Section 6.4.  Limitation on Liability of Countrywide and Others.  Neither Countrywide nor any
of the officers, employees or agents of Countrywide shall be under any liability to the Purchaser for any action taken, or for refraining from taking any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Countrywide or any such person against any breach of warranties or representations made herein, or the failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  Countrywide and any officer, employee or agent of
Countrywide may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder.  Notwithstanding anything to the contrary contained in this
Agreement, unless one or more Event of Default by Countrywide shall occur and shall not have been remedied within the time limits set forth in Section 7.1(a) of this Agreement, the Purchaser shall not record or cause to be recorded an Assignment of Mortgage with the recording office; provided however, the Purchaser may record or cause to be recorded an Assignment of Mortgage if it is necessary to protect the Purchaser's interest in such Mortgage
Loan or the Purchaser otherwise reasonably determines that recordation is necessary.  To the extent the Purchaser records with the recording office as permitted herein an Assignment of Mortgage which designates the Purchaser as the holder of record of the Mortgage, the Purchaser agrees that it shall (i) provide Countrywide with immediate notice of any action with respect to the Mortgage or the related Mortgaged Property and ensure that the proper department or person at Countrywide receives such notice; and (ii) immediately complete, sign and return to
Countrywide any document reasonably requested by Countrywide to comply with its servicing obligations, including without limitation, any instrument required to release the Mortgage upon payment in full of the obligation or take any other action reasonably required by Countrywide.  The Purchaser further agrees that Countrywide shall have no liability for the Purchaser's failure to comply with the subsections (i) or (ii) in the foregoing sentence.  Countrywide shall have no liability to the Purchaser and shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that Countrywide may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and Countrywide shall be entitled to be reimbursed therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to
Countrywide's indemnification under Section 3.3 or 6.1.

                  Section 6.5.  No Transfer of Servicing.  Countrywide acknowledges that the Purchaser acts in reliance upon Countrywide's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, Countrywide shall not assign this Agreement or the servicing rights hereunder, without the prior written approval of the Purchaser, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing or any applicable provisions of this Agreement, Countrywide may transfer the servicing rights hereunder to Countrywide Home Loans Servicing, LP, or other affiliate, without the prior approval of the Purchaser; provided however, that Countrywide shall remain liable under the terms of this
Agreement.  Countrywide shall not resign from the obligations and duties hereby imposed on it except by mutual consent of Countrywide and the Purchaser or upon the determination that Countrywide's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide.  No such resignation shall become effective until a successor reasonably acceptable to the Purchaser has assumed Countrywide's responsibilities and obligations hereunder.

                                                    ARTICLE VII

                                      TERMINATION OF COUNTRYWIDE AS SERVICER

                  Section 7.1.  Termination Due to an Event of Default.

                           (a)      Events of Default.  Each of the following shall be an Event of Default by
Countrywide if it shall occur and be continuing:

                                    (i)     any failure by Countrywide to remit to the Purchaser any payment required to be made under the terms of this Agreement which such failure continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

                                    (ii)    any failure on the part of Countrywide to duly observe or perform in any material respect any of the covenants or agreements on the part of Countrywide set forth in this Agreement or in the Bailee Letter, if any, which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the
Purchaser; or

                                    (iii)   a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Countrywide and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                                    (iv)    Countrywide shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Countrywide or of or relating to all or substantially all of its property; or

                                    (v)     Countrywide shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;
or

                                    (vi)    Countrywide shall cease being an approved seller/servicer of conventional mortgage loans for Fannie Mae, Freddie Mac, FHA and HUD, in good standing; or

                                    (vii)   Failure by Countrywide to duly perform, within the required time period, its obligations under Sections 5.4, 5.5 or 9.1(5), which failure continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by Countrywide from the Purchaser or the Master Servicer responsible for master servicing the Mortgage
Loans pursuant to a securitization of such Mortgage Loans.

                  In case one or more Events of Default by Countrywide shall occur and shall not have been remedied, the Purchaser, by notice in writing to Countrywide may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Countrywide under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by Countrywide of such written notice, all authority and power of Countrywide under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the
Purchaser.  Upon written request from the Purchaser, Countrywide shall prepare, execute and deliver, any and all documents and other instruments and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the
Mortgage Loans and related documents, or otherwise, at Countrywide's sole expense.  Countrywide agrees to cooperate with the Purchaser in effecting the termination of Countrywide's responsibilities and rights hereunder, including, without limitation, the transfer to the Purchaser, for administration by it, of all cash amounts which shall at the time be credited by Countrywide to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                           (b)      Waiver of Event of Default.  The Purchaser may waive any default by
Countrywide in the performance of Countrywide's obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Events of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  Section 7.2.  Termination by Other Means.  The respective obligations and responsibilities of
Countrywide shall terminate with respect to any Mortgage Loan Package upon the first to occur of: (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property in such Mortgage Loan Package and the remittance of all funds due hereunder; or
(b) by mutual consent of Countrywide and the Purchaser in writing.

                                                   ARTICLE VIII

                                                   MISCELLANEOUS

                  Section 8.1.  Notices.  All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

                           (a)  if to Countrywide:

                           Countrywide Home Loans, Inc.
                           4500 Park Granada
                           Calabasas, California 91302
                           Attn:  Mr. Michael W. Schloessmann, Vice President

                           With copy to:  General Counsel

                           (b)  if to the Purchaser:

                           Thornburg Mortgage Home Loans, Inc.
                           150 Washington Avenue, Suite 302
                           Sante Fe, New Mexico  87501
                           Attn:  Ms. Deborah J. Burns, Vice President

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  Section 8.5.  Reproduction of Documents.  This Agreement and all documents relating thereto, including (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 8.6.  Further Agreements.  Countrywide shall execute and deliver to the Purchaser and the Purchaser shall be required to execute and deliver to Countrywide such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this
Agreement.

                  Section 8.7.  Assignment of Mortgage Loans by the Purchaser.  The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that the transferee will not be deemed to be the Purchaser hereunder unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the document evidencing such agreement shall have been executed by the Purchaser and the transferee and delivered to Countrywide.  Notwithstanding the foregoing, no transfer shall be effective if such transfer would result in there being more than three (3)
"Purchasers" outstanding hereunder with respect to any Mortgage Loan Package.  "Purchaser" shall include any party
Countrywide shall remit to under the Agreement, including without limitation pursuant to any Servicing Control
Notice and the provisions thereof.

                  Section 8.8.  Conflicts Between Transaction Documents.  In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement and either the Trade Confirmation or Purchase Confirmation, the terms of the Trade Confirmation or Purchase Confirmation, as the case may be, shall control.  In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Trade
Confirmation and the Purchase Confirmation, the terms of the Purchase Confirmation shall control.

                  Section 8.9.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and wholly performed within that state.

                  Section 8.10.  Severability Clause.  Any part, provision, representation or warranty of this
Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to an amendment to this
Agreement which places each party in the same or as economic position as each party would have been in except for such invalidity.

                  Section 8.11.  Successors and Assigns.  This Agreement shall bind and inure to the benefit of and be enforceable by Countrywide and the Purchaser and the respective permitted successors and assigns of
Countrywide and the Purchaser.  Except as specifically set forth in Section 8.7 above, the Purchaser may not assign this Agreement to any Person without Countrywide's prior written consent.  Further, this Agreement shall not be assigned, pledged, or hypothecated by Countrywide to an unrelated third party without the consent of the
Purchaser, which consent shall not be unreasonably withheld.

                  Section 8.12.  Confidentiality.  Countrywide and the Purchaser acknowledge and agree that the terms of the Transaction Documents shall be kept confidential and their contents will not be divulged to any party without the other party's consent, except to the extent that it is appropriate for Countrywide and the
Purchaser to do so in working with legal counsel, auditors, taxing authorities, or other governmental agencies.
The Purchaser has a responsibility to its customers and employees, whether arising from or related to the
Gramm-Leach-Blilely Act of 1999 and the rules and regulations promulgated thereunder, or otherwise, to keep the
Purchaser's records and information confidential and proprietary.  Countrywide shall not disclose to any Person, information concerning matters affecting or relating to the Mortgage Loans, unless the information is required by
Countrywide to fulfill its duties and obligations under this Agreement or any other agreement contemplated herein, or unless the information is already in the public domain, or unless Countrywide is required by law to disclose such information.

                  Section 8.13.  Entire Agreement.  This Agreement and the related Trade Confirmation and
Purchase Confirmation constitute the entire understanding between the parties hereto with respect to each
Mortgage Loan Package and supersede all prior or contemporaneous oral or written communications regarding same.
Countrywide and the Purchaser understand and agree that no employee, agent or other representative of Countrywide or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement or the related Trade Confirmation or Purchase Confirmation.  Neither
this Agreement nor a Trade Confirmation nor the Purchase Confirmation shall be modified, amended or in any way altered except by an instrument in writing signed by both parties.

                  Section 8.14.  No Partnership.  Nothing herein shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.  The services of Countrywide shall be rendered as an independent contractor.

                                                    ARTICLE IX

                                       AGENCY TRANSFER; WHOLE LOAN TRANSFER;
                                               PASS-THROUGH TRANSFER

                  Section 9.1.  Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency
Transfer, a Whole Loan Transfer or a Pass-Through Transfer.  Countrywide and the Purchaser agree that with respect to some or all of the Mortgage Loans, the Purchaser may, from time to time, effect either one or more
Agency Transfers, one or more Whole Loan Transfers, and/or one or more Pass-Through Transfers.

                           (a)      With respect to each Agency Transfer, Whole Loan Transfer or Pass-Through
Transfer, Countrywide agrees to:

                                    (i)     cooperate with the Purchaser and any prospective purchaser, master servicer, trustee and Rating Agency with respect to all reasonable requests and due diligence procedures;

                                    (ii)    execute, deliver and perform its obligations under the related
Reconstitution Agreement or Agreements, provided that each of Countrywide and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents and such documents do not create any servicing requirements for Countrywide that are more burdensome than those requirements under this
Agreement and that such documents do not reduce or otherwise diminish the servicing compensation due Countrywide under this Agreement;

                                    (iii)   restate the representations and warranties regarding itself as of the closing date of the Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, provided such Agency Transfer,
Whole Loan Transfer, or Pass-Through Transfer occurs within ninety (90) days of the related Closing Date;

                                    (iv)    provide to the Participants:  (i) information and appropriate verification of information which may be reasonably available to Countrywide as any Participant may reasonably request; and (ii) such additional information as is reasonably believed necessary by any Participant in connection with such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, including but not limited to, a summary of Countrywide's underwriting guidelines, if applicable, delinquency, loss and foreclosure experience and other seller/servicer information customarily used in connection with offering documents; and

                                    (v)     where the filing of a Sarbanes-Oxley Certification directly with the
SEC is required with respect to the Mortgage Loans, by March 15th of each year, an officer of Countrywide shall execute and deliver an Officer's Certification substantially in the form attached hereto as Exhibit J, to the entity filing the Sarbanes-Oxley Certification directly with the SEC (such as the Purchaser, any master servicer, any trustee or any depositor) for the benefit of such entity.

                           (b)      Countrywide shall indemnify and hold harmless such entity and its respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses to the extent arising out of or based upon a failure by Countrywide or any of its officers, directors, agents or affiliates to perform its obligations under Section 9.1(a)(v), or any material misrepresentation or omission contained in the certification delivered pursuant to Section 9.1(a)(v), or Countrywide's gross negligence, bad faith or willful misconduct in connection therewith; provided, however, that Countrywide shall not be obligated to indemnify or hold harmless such entity from or against any losses arising out of or based upon the negligence, bad faith or willful misconduct of such entity.

                           (c)       Countrywide shall be retained as the servicer of the Mortgage Loans or as a subservicer if a master servicer is employed.  Countrywide shall retain a servicing fee at a rate per annum equal to the rate provided in this Agreement.  Countrywide shall cooperate with the Purchaser in connection with an
Agency Transfer, Pass-Through Transfer or Whole Loan Transfer in accordance with this Section 9.1 so long as the servicing provisions set forth or incorporated by reference in the related Reconstitution Agreement are substantially similar to the servicing provisions of Countrywide in this Agreement.

                           (d)      Notwithstanding any provision in this Section 9.1, Countrywide shall provide such information as is reasonably available to Countrywide and at the sole cost and expense of the Purchaser.

                           (e)      All Mortgage Loans not sold or transferred pursuant to an Agency Transfer,
Pass-Through Transfer or Whole Loan Transfer and any and all Mortgage Loans repurchased by the Purchaser with respect to an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this
Agreement shall remain in full force and effect.

                           (f)      If a Mortgage Loan is held by a REMIC, Countrywide shall service such Mortgage
Loans in a manner that the REMIC shall not fail to qualify as a REMIC at any time.

                                            (SIGNATURE PAGE TO FOLLOW)

                  IN WITNESS WHEREOF, Countrywide and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                                     COUNTRYWIDE HOME LOANS, INC.,
                                                     Countrywide

                                                     By:________________________________________________
                                                           Lynn Sumner
                                                           Vice President

                                                     THORNBURG MORTGAGE HOME LOANS, INC.,
                                                     the Purchaser

                                                     By:________________________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT H

                                        COLLECTION ACCOUNT LETTER AGREEMENT

                                                           ______,

         To:               _________________________

                           _________________________

                           _________________________
                           (the "Depository")

                  As  "Countrywide" under the Mortgage Loan Purchase and Servicing Agreement dated as
of                  , 2005, between Countrywide Home Loans, Inc. and Thornburg Mortgage Home Loans, Inc.
("Purchaser") (the "Agreement"), we hereby authorize and request you to establish an account, to be designated as
"Countrywide in trust for Thornburg Mortgage Home Loans, Inc."  All deposits in the account shall be subject to withdrawal therefrom by order signed by  Countrywide.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured up to $100,000 as described below.  The letter is submitted to you in duplicate.  Please execute and return one original to us.

                                                     COUNTRYWIDE HOME LOANS, INC.

                                                     By:____________________________
                                                     Name:
                                                     Title:

                  The undersigned, as the "Depository," hereby certifies that the above-described account has
been established under Account Number     _________  at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount up to $100,000 deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

                                                     ___________________________
                                                     Name of Depository

                                                     By: _________________________
                                                     Name:
                                                     Title:

                                          ESCROW ACCOUNT LETTER AGREEMENT

                                    ___________________ , _____________________

                  To:

                           (the "Depository")

                  As "Countrywide" under the Mortgage Loan Purchase and Servicing Agreement dated as of        ,
2005, between  Countrywide Home Loans, Inc. and Thornburg Mortgage Home Loans, Inc. ("Purchaser")  (the
"Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to
Section 6.6 of the Agreement, to be designated as "Countrywide, in trust for Thornburg Mortgage Home Loans, Inc.
and various Mortgagors."  All deposits in the account shall be subject to withdrawal therefrom by order signed by
Countrywide.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

                                                     COUNTRYWIDE HOME LOANS, INC.

                                                     By:____________________________
                                                     Name:
                                                     Title:

                  The undersigned, as the "Depository," hereby certifies that the above-described account has been established under Account Number  _________ , at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided, above.  The full amount up to $100,000.0 deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

                                                     ___________________________
                                                     Name of Depository

                                                     By: _________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT C

                                                 Reporting Formats

                                        REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type.
The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table:   Delinquency
 Name                                                        Type                        Size
___________________________________________________________________________________________________
         Servicer Loan #                                     Number (Double)             8
         Investor Loan #                                     Number (Double)             8
         Borrower Name                                       Text                        20
         Address                                             Text                        30
         State                                               Text                        2
         Due Date                                            Date/Time                   8
         Action Code                                         Text                        2
         FC Received                                         Date/Time                   8
         File Referred to Atty                               Date/Time                   8
         NOD                                                 Date/Time                   8
         Complaint Filed                                     Date/Time                   8
         Sale Published                                      Date/Time                   8
         Target Sale Date                                    Date/Time                   8
         Actual Sale Date                                    Date/Time                   8
         Loss Mit Approval Date                              Date/Time                   8
         Loss Mit Type                                       Text                        5
         Loss Mit Estimated Completion Date                  Date/Time                   8
         Loss Mit Actual Completion Date                     Date/Time                   8
         Loss Mit Broken Plan Date                           Date/Time                   8
         BK Chapter                                          Text                        6
         BK Filed Date                                       Date/Time                   8
         Post Petition Due                                   Date/Time                   8
         Motion for Relief                                   Date/Time                   8
         Lift of Stay                                        Date/Time                   8
         RFD                                                 Text                        10
         Occupant Code                                       Text                        10
         Eviction Start Date                                 Date/Time                   8
         Eviction Completed Date                             Date/Time                   8
         List Price                                          Currency                    8
         List Date                                           Date/Time                   8
         Accepted Offer Price                                Currency                    8
         Accepted Offer Date                                 Date/Time                   8
         Estimated REO Closing Date                          Date/Time                   8
         Actual REO Sale Date                                Date/Time                   8

|X|      Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken.
The Action Codes are the following:

                  12-Relief Provisions
                  15-Bankruptcy/Litigation
                  20-Referred for Deed-in-Lieu
                  30-Referred for Foreclosure
                  60-Payoff
                  65-Repurchase
                  70-REO-Held for Sale
                  71-Third Party Sale/Condemnation
                  72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The
Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The
Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

                  ASUM -     Approved Assumption
                  BAP -      Borrower Assistance Program
                  CO -       Charge Off
                  DIL -      Deed-in-Lieu
                  FFA -      Formal Forbearance Agreement
                  MOD -      Loan Modification
                  PRE -      Pre-Sale
                  SS -       Short Sale
                  MISC -     Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

                  Mortgagor
                  Tenant
                  Unknown
                  Vacant

                                      Standard File Layout - Master Servicing

________________________________________________________________________________________________________________________________
Column Name                  Description                                  Decimal    Format Comment                  Max Size
________________________________________________________________________________________________________________________________
SER_INVESTOR_NBR             A value assigned by the Servicer to define              Text up to 10 digits                    20
                             a group of loans.
________________________________________________________________________________________________________________________________
LOAN_NBR                     A unique identifier assigned to each loan               Text up to 10 digits                    10
                             by the investor.
________________________________________________________________________________________________________________________________
SERVICER_LOAN_NBR            A unique number assigned to a loan by the               Text up to 10 digits                    10
                             Servicer.  This may be different than the
                             LOAN_NBR.
________________________________________________________________________________________________________________________________
BORROWER_NAME                The borrower name as received in the                    Maximum length of 30 (Last,             30
                             file.  It is not separated by first and                 First)
                             last name.
________________________________________________________________________________________________________________________________
SCHED_PAY_AMT                Scheduled monthly principal and scheduled        2      No commas(,) or dollar signs            11
                             interest payment that a borrower is                     ($)
                             expected to pay, P&I constant.
________________________________________________________________________________________________________________________________
NOTE_INT_RATE                The loan interest rate as reported by the        4      Max length of 6                          6
                             Servicer.
________________________________________________________________________________________________________________________________
NET_INT_RATE                 The loan gross interest rate less the            4      Max length of 6                          6
                             service fee rate as reported by the
                             Servicer.
________________________________________________________________________________________________________________________________
SERV_FEE_RATE                The servicer's fee rate for a loan as            4      Max length of 6                          6
                             reported by the Servicer.
________________________________________________________________________________________________________________________________
SERV_FEE_AMT                 The servicer's fee amount for a loan as          2      No commas(,) or dollar signs            11
                             reported by the Servicer.                               ($)
________________________________________________________________________________________________________________________________
NEW_PAY_AMT                  The new loan payment amount as reported by       2      No commas(,) or dollar signs            11
                             the Servicer.                                           ($)
________________________________________________________________________________________________________________________________
NEW_LOAN_RATE                The new loan rate as reported by the             4      Max length of 6                          6
                             Servicer.
________________________________________________________________________________________________________________________________
ARM_INDEX_RATE               The index the Servicer is using to               4      Max length of 6                          6
                             calculate a forecasted rate.
________________________________________________________________________________________________________________________________
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance at       2      No commas(,) or dollar signs            11
                             the beginning of the processing cycle.                  ($)
________________________________________________________________________________________________________________________________
ACTL_END_PRIN_BAL            The borrower's actual principal balance at       2      No commas(,) or dollar signs            11
                             the end of the processing cycle.                        ($)
________________________________________________________________________________________________________________________________
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle                 MM/DD/YYYY                              10
                             that the borrower's next payment is due to
                             the Servicer, as reported by Servicer.
________________________________________________________________________________________________________________________________
SERV_CURT_AMT_1              The first curtailment amount to be applied.      2      No commas(,) or dollar signs            11
                                                                                     ($)
________________________________________________________________________________________________________________________________
SERV_CURT_DATE_1             The curtailment date associated with the                MM/DD/YYYY                              10
                             first curtailment amount.
________________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_1              The curtailment interest on the first            2      No commas(,) or dollar signs            11
                             curtailment amount, if applicable.                      ($)
________________________________________________________________________________________________________________________________
SERV_CURT_AMT_2              The second curtailment amount to be              2      No commas(,) or dollar signs            11
                             applied.                                                ($)
________________________________________________________________________________________________________________________________
SERV_CURT_DATE_2             The curtailment date associated with the                MM/DD/YYYY                              10
                             second curtailment amount.
________________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_2              The curtailment interest on the second           2      No commas(,) or dollar signs            11
                             curtailment amount, if applicable.                      ($)
________________________________________________________________________________________________________________________________
SERV_CURT_AMT_3              The third curtailment amount to be applied.      2      No commas(,) or dollar signs            11
                                                                                     ($)
________________________________________________________________________________________________________________________________
SERV_CURT_DATE_3             The curtailment date associated with the                MM/DD/YYYY                              10
                             third curtailment amount.
________________________________________________________________________________________________________________________________
CURT_ADJ_AMT_3               The curtailment interest on the third            2      No commas(,) or dollar signs            11
                             curtailment amount, if applicable.                      ($)
________________________________________________________________________________________________________________________________
PIF_AMT                      The loan "paid in full" amount as reported       2      No commas(,) or dollar signs            11
                             by the Servicer.                                        ($)
________________________________________________________________________________________________________________________________
PIF_DATE                     The paid in full date as reported by the                MM/DD/YYYY                              10
                             Servicer.
________________________________________________________________________________________________________________________________
                                                                                     Action Code Key: 15=Bankruptcy,          2
ACTION_CODE                  The standard FNMA numeric code used to                  30=Foreclosure, , 60=PIF,
                             indicate the default/delinquent status of               63=Substitution,
                             a particular loan.                                      65=Repurchase,70=REO
________________________________________________________________________________________________________________________________
INT_ADJ_AMT                  The amount of the interest adjustment as         2      No commas(,) or dollar signs            11
                             reported by the Servicer.                               ($)
________________________________________________________________________________________________________________________________
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,        2      No commas(,) or dollar signs            11
                             if applicable.                                          ($)
________________________________________________________________________________________________________________________________
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if              2      No commas(,) or dollar signs            11
                             applicable.                                             ($)
________________________________________________________________________________________________________________________________
LOAN_LOSS_AMT                The amount the Servicer is passing as a          2      No commas(,) or dollar signs            11
                             loss, if applicable.                                    ($)
________________________________________________________________________________________________________________________________
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal amount       2      No commas(,) or dollar signs            11
                             due at the beginning of the cycle date to               ($)
                             be passed through to investors.
________________________________________________________________________________________________________________________________
SCHED_END_PRIN_BAL           The scheduled principal balance due to           2      No commas(,) or dollar signs            11
                             investors at the end of a processing cycle.             ($)
________________________________________________________________________________________________________________________________
SCHED_PRIN_AMT               The scheduled principal amount as reported       2      No commas(,) or dollar signs            11
                             by the Servicer for the current cycle --                ($)
                             only applicable for Scheduled/Scheduled
                             Loans.
________________________________________________________________________________________________________________________________
SCHED_NET_INT                The scheduled gross interest amount less         2      No commas(,) or dollar signs            11
                             the service fee amount for the current                  ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
________________________________________________________________________________________________________________________________
ACTL_PRIN_AMT                The actual principal amount collected by         2      No commas(,) or dollar signs            11
                             the Servicer for the current reporting                  ($)
                             cycle -- only applicable for Actual/Actual
                             Loans.
________________________________________________________________________________________________________________________________
ACTL_NET_INT                 The actual gross interest amount less the        2      No commas(,) or dollar signs            11
                             service fee amount for the current                      ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
________________________________________________________________________________________________________________________________
PREPAY_PENALTY_ AMT          The penalty amount received when a               2      No commas(,) or dollar signs            11
                             borrower prepays on his loan as reported                ($)
                             by the Servicer.
________________________________________________________________________________________________________________________________
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the loan       2      No commas(,) or dollar signs            11
                             waived by the servicer.                                 ($)
________________________________________________________________________________________________________________________________
MOD_DATE                     The Effective Payment Date of the                       MM/DD/YYYY                              10
                             Modification for the loan.
________________________________________________________________________________________________________________________________
MOD_TYPE                     The Modification Type.                                  Varchar - value can be alpha            30
                                                                                     or numeric
________________________________________________________________________________________________________________________________
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and            2      No commas(,) or dollar signs            11
                             interest advances made by Servicer.                     ($)
________________________________________________________________________________________________________________________________

                           Calculation of Realized Loss/Gain Form 332- Instruction Sheet

         The numbers on the form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1.       The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization
                  Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2.       The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3.       Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable.  All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the
                  Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

         Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part
                  B/Supplemental proceeds.
         Total Realized Loss (or Amount of Any Gain)

         23.      The total derived from  subtracting  line 22 from 13. If the amount  represents a realized  gain,
                  show the amount in parenthesis (   ).

                                    Calculation of Realized Loss/Gain Form 332

                                                   WELLS FARGO BANK, N.A.
                                             CALCULATION OF REALIZED LOSS/GAIN

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________

                 ____________________________       __________________________       ____________________________
                 Servicer Loan No.                  Servicer Name                    Servicer Address

                 ____________________________       __________________________       ____________________________

         WELLS FARGO BANK, N.A. Loan No._____________________________
         Borrower's Name:________________________________________________________
         Property Address:________________________________________________________________
         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $________________(1)
         (2)  Interest accrued at Net Rate                              ________________(2)
         (3)  Accrued Servicing Fees                                    ________________(3)
         (4)  Attorney's Fees                                           ________________(4)
         (5)  Taxes                                                     ________________(5)
         (6)  Property Maintenance                                      ________________(6)
         (7)  MI/Hazard Insurance Premiums                              ________________(7)
         (8)  Utility Expenses                                          ________________(8)
         (9)  Appraisal/BPO                                             ________________(9)
         (10) Property Inspections                                      ________________(10)
         (11) FC Costs/Other Legal Expenses                             ________________(11)
         (12) Other (itemize)                                          $________________(12)
                  Cash for Keys__________________________               ________________
                  HOA/Condo Fees_______________________                 ________________
                  ______________________________________                ________________
                  ______________________________________                ________________
                  Total Expenses                                       $________________(13)
         Credits:
         (14) Escrow Balance                                           $________________(14)
         (15) HIP Refund                                                ________________(15)
         (16) Rental Receipts                                           ________________(16)
         (17) Hazard Loss Proceeds                                      ________________(17)
         (18) Primary Mortgage Insurance Proceeds                       ________________(18)
         (19) Pool Insurance Proceeds                                   ________________(19)
         (20) Proceeds from Sale of Acquired Property                   ________________(20)
         (21) Other (itemize)                                           ________________(21)
              _________________________________________                 ________________
              _________________________________________                 ________________
              Total Credits                                            $________________(22)

         Total Realized Loss (or Amount of Gain)                       $________________(23)

                                                     EXHIBIT D

                                             Loan Delinquency History

  Loan Number              Servicer            30 Day Delinq  60 Day Delinq  90 Day Delinq  Foreclosure  Bankruptcy   REO
________________________________________________________________________________________________________________________________
   390440503      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390440681      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390444749      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390444232      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390444416      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390444937      Morgan Stanley Credit Corp         1              0              0             0            0        0
   390445569      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390445702      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390445968      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390446034      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390446085      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390446201      Morgan Stanley Credit Corp         1              0              0             0            0        0
   390446839      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390446851      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447287      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447312      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447316      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447333      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447444      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447521      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447534      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447597      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447607      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447811      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390447867      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390448080      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390448310      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390448616      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390449322      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390450382      Morgan Stanley Credit Corp         0              0              0             0            0        0
   390450804      Morgan Stanley Credit Corp         0              0              0             0            0        0